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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):March 27, 2007 (March 23, 2007)
                                                 -------------------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   0-13124                13-2698053
          --------                   --------               ----------
(STATE OR OTHER JURISDICTION        (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code            (973) 461-5200
                                                   -----------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

        On March 23, 2007, we issued an aggregate of 5,438,670 shares of our common stock to Renaissance US Growth & Income Trust PLC and US Special Opportunities Trust PLC, two funds managed by RENN Capital Group, Inc., in connection with their election to convert an aggregate of $1,631,601 principal amount of their 8% convertible debentures due 2008 and 8% convertible debentures due 2009, representing all of their remaining unpaid principal amount due on the debentures, at a conversion price of $0.30 per share. Russell Cleveland, one of our directors, is President of RENN Capital Group, Inc. After giving effect to this conversion, as of March 23, 2007, our only outstanding debentures are an aggregate principal amount of $295,880 that remains outstanding on the 2008 Debentures to John Roblin, our Chairman and Chief Executive Officer, and certain other investors. The 2008 Debentures were originally issued in July 2001 with an aggregate principal amount of $1,800,000, and the 2009 Debentures were originally issued in September 2002 with an aggregate principal amount of $700,000.

        No cash proceeds were received by us in connection with each conversion of the debentures. The shares of our common stock issued upon each conversion of the debentures were issued exempt from registration in reliance on Section 3(a)(9) of the Securities Act of 1933 as an exchange of securities by an issuer with its existing security holders where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

        After giving effect to the conversion, as of March 23, 2007, we have 22,991,675 shares of common stock outstanding.

        On March 27, 2007, we issued a press release, a copy of which is attached as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     EXHIBITS.
                ---------

        99.1    Press Release, dated March 27, 2007.


                          [signature on following page]



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COVER-ALL TECHNOLOGIES INC.


Date:  March 27, 2007                By:      /s/ Ann Massey
                                             -----------------------------------
                                             Ann Massey, Chief Financial Officer

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                                INDEX TO EXHIBITS


        Exhibit No.

        99.1            Press Release, dated March 27, 2007.